EXHIBIT 10


                                 AMENDMENT NO. 1
                                       TO
                            STOCK PURCHASE AGREEMENT


     THIS AMENDMENT is made and entered into as of January 30, 1998 among LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation ("Allianz").

                                W I T N E S S E T H:

     WHEREAS, the parties hereto have entered into the Stock Purchase Agreement dated January 13, 1998 (the "Agreement" and all terms defined in the Agreement are used herein as defined in the Agreement); and

     WHEREAS, as a result of the finalization of the Company's audited financial statements for the year ended December 31, 1997, the Company has determined that the number of shares of its Common Stock subject to the Preemptive Rights was 241,846 shares as of December 31, 1997 rather than 239,165 shares as stated in the Agreement and the parties desire to amend the Agreement to reflect this change;

     NOW, THEREFORE, in consideration of these premises and of the covenants, conditions and promises hereinafter set forth and for One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Shares Subject to Preemptive Rights. The number "241,846" is hereby inserted in lieu of the number "239,165" in Section 1.2 of the Agreement.

     2. Full Force and Effect. Except as expressly set forth herein, the Agreement as amended hereby shall continue in full force and effect in accordance with its terms.

     3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to the principles thereof regarding conflict of laws.


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


     IN WITNESS WHEREOF, the parties have executed this Agreement, each as of the date first above written.




                                         LIFE USA HOLDING, INC.


                                           /s/ Mark A. Zesbaugh
                                           ----------------------------
                                           Mark A. Zesbaugh, Executive
                                           Vice President and Chief
                                           Financial Officer



                                         ALLIANZ LIFE INSURANCE COMPANY OF
                                         NORTH AMERICA


                                            /s/ Michael T. Westermeyer
                                           ----------------------------
                                           Michael T. Westermeyer
                                           Vice President, Secretary, and
                                           Corporate Legal Officer


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


                                 AMENDMENT NO. 2
                                       TO
                            STOCK PURCHASE AGREEMENT


     THIS AMENDMENT is made and entered into as of July 15, 1998 between LIFE USA HOLDING, INC., a Minnesota corporation (the "Company"), and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation ("Allianz").

                               W I T N E S S E T H:

     WHEREAS, the parties hereto have entered into the Stock Purchase Agreement dated January 13, 1998, as amended by Amendment No. 1 to Stock Purchase Agreement dated as of January 30, 1998 (the "Agreement" and all terms defined in the Agreement are used herein as defined in the Agreement); and

     WHEREAS, the parties wish to amend Section 2.2 of the Agreement to include certain shares of Common Stock in the divisor for purposes of determining Book Value Per Share; and

     WHEREAS, the Company has authorized the repurchase of up to 4,000,000 shares of its Common Stock pursuant to a stock repurchase plan adopted by the Board of Directors of the Company on July 15, 1998 (the "Stock Repurchase Plan"); and

     WHEREAS, Section 2.5 of the Agreement limits the percentage ownership by Allianz of the Company's Common Stock, and the parties wish to amend Section 2.5 to the Agreement to avoid reduction in the maximum ownership by Allianz as a result of the Stock Repurchase Plan; and

     WHEREAS, the parties wish to amend Section 7.17(b) of the Agreement to permit the Company to carry out the Stock Repurchase Plan,

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Section 2.2 of the Agreement. Section 2.2 of the Agreement is amended by adding an additional sentence to the end of Section 2.2 reading as follows:


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


          "For purposes of determining Book Value Per Share pursuant to this
          Section 2.2, the actual number of issued and outstanding shares of Common Stock as of the Determination Date shall be deemed to include shares to be issued in the July or January immediately following the Determination Date for the benefit of participants in the Company's Employee Savings Plan (401(k) Plan) upon payment of funds reserved for the purchase of Common Stock during the calendar quarter ended as of the Determination Date."

2. Amendment of Section 2.5 of the Agreement. Section 2.5 of the Agreement is amended by adding an additional sentence to the end of Section 2.5 reading as follows:

          "For purposes of this Section 2.5, the actual number of issued and outstanding shares of Common Stock of the Company with respect to which Allianz's percentage ownership shall be determined shall be deemed to include all Common Stock repurchased by the Company pursuant to the stock repurchase plan approved by the Board of Directors of the Company on July 15, 1998."

3. Amendment to Section 7.17 of the Agreement. Clause (b) of Section 7.17 of the Agreement is hereby amended to read as follows:

          "(b) repurchase any shares of its Common Stock from any of its shareholders in any calendar year in excess of five percent (5%) of the number of shares of Common Stock outstanding at the beginning of such year, provided that this restriction on repurchase shall not apply to the Company's repurchase of its Common Stock pursuant to the stock repurchase plan approved by the Board of Directors of the Company on July 15, 1998."

4. Full Force and Effect. Except as expressly set forth herein, the Agreement as amended hereby shall continue in full force and effect in accordance with its terms.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to the principles thereof regarding conflict of laws.


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


     IN WITNESS WHEREOF, the parties have executed this Agreement, each as of the date first above written.

                                  LIFE USA HOLDING, INC.



                                      /s/ Mark A. Zesbaugh
                                      ------------------------------------------
                                      Mark A. Zesbaugh, Executive
                                      Vice President and Chief Financial Officer


                                  ALLIANZ LIFE INSURANCE COMPANY
                                  OF NORTH AMERICA


                                      /s/ Michael T. Westermeyer
                                      ------------------------------------------
                                      Michael T. Westermeyer, Vice President


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